SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss.240.14a-12

                         Tri City Bankshares Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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






                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 10, 2009




TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 10, 2009 at 9:30 a.m., for the following purposes:

(1) To elect thirteen members of the Board of Directors to serve until the 2010 Annual Meeting of Shareholders and until their successors are elected and qualified; and

(2) To transact such other business as may properly come before the annual meeting or any adjournments thereof.


Holders of record of common stock at the close of business on April 23, 2009 will be entitled to notice of, and to vote at, the annual meeting or at any adjournment thereof.


All shareholders are cordially invited to attend and participate in the annual meeting in person. We urge you to sign, date and return the enclosed proxy whether or not you expect to attend the annual meeting in person. Your proxy will not be used if you subsequently decide to attend the annual meeting and vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,

/S/Scott A. Wilson

Scott A. Wilson, Secretary

Oak Creek, Wisconsin
May 8, 2009

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154


                                 PROXY STATEMENT

                           ---------------------------





This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 10, 2009 at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this proxy statement with its enclosures. No other solicitation is contemplated; however, if it is necessary to assure adequate attendance at the annual meeting, the Corporation's Board of Directors may, if it deems it advisable, further solicit proxies by mail, telephone, facsimile, and/or personal contact. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total cost of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this proxy statement and accompanying proxy card and annual report are first being mailed to shareholders is May 8, 2009.

Shareholders are asked to complete, sign and return the enclosed proxy. The proxy may be revoked at any time before it is voted at the annual meeting. Prior to the annual meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Scott A. Wilson, at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may be revoked at the annual meeting by oral or written request to the Secretary of the Corporation or by attending the annual meeting and voting in person.


Only shareholders of record at the close of business on April 23, 2009 will be entitled to vote at the meeting. There were 8,904,915 shares of the Common Stock of the Corporation outstanding on the record date, each share being entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth, as of April 15, 2009, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and executive officers of the Corporation as a group. Except as otherwise set forth in the footnotes, the persons listed below have sole voting and investment power with respect to all shares of the Corporation's Common Stock owned by them. Except as otherwise indicated,, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.


                                              Amount and Nature of     Percent
                                              Beneficial Ownership     of Class
Name of Beneficial Owner                              (1)                (2)


Frank J. Bauer............................           57,978 (3)           *
William N. Beres..........................           14,812 (4)           *
Sanford Fedderly..........................          203,916 (5)         2.3%
Scott D. Gerardin.........................           10,678 (6)           *
William Gravitter.........................          559,197 (7)         6.3%
Christ Krantz.............................          283,414             3.2%
Brian T. McGarry..........................           46,943 (8)           *
Robert W. Orth............................           36,379 (9)           *
Ronald K. Puetz...........................           45,601 (10)          *
Agatha T. Ulrich..........................        4,743,715 (11)       53.3%
David A. Ulrich, Jr.......................        3,242,207 (12)       36.4%
William J. Werry..........................           97,716 (13)        1.1%
Scott A. Wilson...........................           35,949 (14)          *
All directors and officers
as a group (13 persons) ..................        5,541,708 (15)       62.2%
Ulrich Voting Trust.......................        3,000,000 (16)       33.7%

------------------

(1) As defined under applicable securities laws, a person is the "beneficial owner" of shares if he or she has, alone or together with one or more other persons, the power to vote or to dispose of such shares. A person is also a beneficial owner of shares if he or she has the right to acquire beneficial ownership of those shares (for example, through the exercise of a stock option) within 60 days of the date for which the determination of beneficial ownership is made. Finally, a person may be deemed to be a beneficial owner of shares if he or she has the right to acquire such shares pursuant to a shareholders' agreement that includes a right of first refusal in favor of such person. The number of shares held by the spouses, or in Individual Retirement Arrangements (IRAs) for the benefit of spouses, of certain of the persons named in the above table is for informational purposes only, and each such person disclaims beneficial ownership of shares registered in the sole name of his spouse or held in an IRA for the benefit of his spouse.


(2) Percentage based on 8,904,915 shares issued and outstanding as of April 15, 2009. Asterisk (*) denotes less than 1 percent.

(3) Registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer shares voting and investment power. Excludes 2,640 shares registered in the name of Mrs. Bauer.


(4) Includes: (i) 11,086 shares registered in the name of Mr. Beres and his wife, as joint tenants, as to which Mr. Beres shares voting and investment power; (ii) 1,314 shares held in accounts for Mr. Beres' children for which he is custodian; and (iii) 2,412 shares held in a self-directed IRA for the benefit of Mr. Beres. Excludes 1,286 shares held in Mrs. Beres' self-directed IRA.


(5) Includes: (i) 6,195 shares registered in the name of Mr. Fedderly; (ii) 96,726 shares registered to the Sanford Fedderly 1991 Revocable Trust; and
     (iii) 100,995 shares registered in the name of Mrs. Roberta C. Fedderly 1991 Revocable Trust of which Mr. Fedderly is a Trustee.


(6) Includes 120 shares registered in the name of Mr. Gerardin and his wife, as joint tenants, as to which Mr. Gerardin has shared voting and investment power; and 10,558 shares held in a self-directed IRA for the benefit of Mr. Gerardin.

(7) Includes 528,957 shares registered in various Gravitter Trusts and 30,240 shares subject to agreements with members of Mr. Gravitter's family under which he exercises no voting power, but has right of first refusal on sale of stock. Certain of these shares are also shown as beneficially owned by Agatha T. Ulrich (see Note (11), below).

(8) Registered in the name of Mr. McGarry. Certain of these shares are also shown as beneficially owned by Agatha T. Ulrich (see Note (11), below). Excludes 108,566 shares registered in the name of Kathleen McGarry, Mr. McGarry's spouse and excludes other shares that may be beneficially owned by Mrs. McGarry.

(9) Includes (i) 30,143 shares registered in the name of Mr. Orth and (ii) 6,236 shares in accounts for Mr. Orth's children for which he is custodian.

(10) Includes (i) 29,390 shares registered in the name of Mr. Puetz; (ii) 8,315 shares registered in the name of Mr. Puetz and his wife as joint tenants, as to which Mr. Puetz has shared voting and investment power; and (iii) 7,896 shares held in a self-directed IRA for the benefit of Mr. Puetz. Excludes 3,105 shares registered in the name of Mrs. Puetz.

(11) Includes: (i) 1,530 shares directly held by Mrs. Ulrich as to which she has sole voting and investment power; (ii) 68,589 shares held by the Agatha T. Ulrich 2004 Intangible Management Trust over which Mrs. Ulrich has shared voting and investment power with the three trustees of such trust as a result of her right to cause a distribution of the shares of Company stock held by the Trust; (iii) 35,227 shares held by N.D.C., LLC of which Mrs. Ulrich is the controlling member and has shared voting and investment power; (iv) 3,913,916 shares held under a Stockholders' Agreement with certain family members and related entities over which Mrs. Ulrich may be deemed to have shared investment power (which includes certain of the shares shown as beneficially owned by Brian T. McGarry (see Note 8, above); by David A. Ulrich, Jr. (see Note (12), below); and by the Ulrich Voting Trust (see Note (13), below)); (v) 608,127 shares held under a Stockholder's Agreement with William Gravitter (a director of the Company) and his transferees over which Mrs. Ulrich may be deemed to have shared investment power (see Note (7), above); and (vi) 116,326 shares held in the Agatha T. Ulrich IRA over which she has sole voting and investment power. Excludes 46,881 shares held by the Agatha T. Ulrich Marital Trust over which Mrs. Ulrich does not have voting or dispositive power.

(12) Includes (i) 3,000,000 shares held by the Ulrich Voting Trust over which Mr. Ulrich has shared voting and dispositive power by virtue of his position as Trustee of such Trust (see Note (13), below); (ii) 153,303 shares registered in the name of Mr. Ulrich; (iii) 6,532 shares registered in the name of Mr. Ulrich and his wife as joint tenants as to which Mr. Ulrich has shared voting and investment power; and (iv) 82,372 shares registered in the name of Mr. Ulrich's minor children. Certain of these shares are also shown as beneficially owned by Agatha T. Ulrich (see Note
     (11), above). Excludes 27,056 shares registered in the name of Mr. Ulrich's wife.

(13) Includes 16,560 shares registered in Mr. Werry's name; and (ii) 81,156 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Excludes 7,284 shares registered in the name of Mr. Werry's spouse.

(14) Includes 25,726 shares registered in the name of the Scott A. Wilson and Susan J. Wilson Living Trust, as to which Mr. Wilson has shared voting and investment power; and 10,223 shares held in a self-directed IRA for the benefit for Mr. Wilson. Excludes 4,220 shares held in Mrs. Wilson's self-directed IRA.

(15) Certain of the shares are shown in the above table as being beneficially owned by more than one of the persons named therein; to avoid-double counting, these shares are included only once in the total.

(16) Based on Schedule 13D filed December 3, 2007. The three trustees of the Ulrich Voting Trust are David A. Ulrich, Jr. (a director of the Company), Kathleen McGarry (who is the spouse of Brian T. McGarry, a director of the Company) and Thomas Ulrich. The three Trustees, acting by majority action, have the authority to vote such shares in their discretion. The Voting Trust Agreement provides that the voting trust certificates representing the shares shall be issued in four equal amounts as a gift for the benefit of Mrs. Agatha T. Ulrich's children: David A. Ulrich, Jr., Kathleen McGarry, Thomas Ulrich and the Marilyn Ulrich-Graves Trust, a trust established for the benefit of Marilyn T. Ulrich-Graves. These shares are also shown as beneficially owned by Agatha T. Ulrich (see Note (11), above). The address of the Ulrich Voting Trust is P.O. Box 180437, Delafield, Wisconsin 53018.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors proposes that the thirteen (13) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. All thirteen (13) directors will serve one-year terms. Proxies received by the Board of Directors will be voted FOR the election of the following thirteen (13) persons, unless otherwise indicated, but, if any such nominee is unable to serve due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors.

All of the persons nominated as directors are currently directors of the Corporation. All of the nominees have consented to serve if elected and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                        Director           Principal Occupation During the
    Name                 Since     Age     Past 5 Years and Other Directorships
    ----                 -----     ---     ------------------------------------

Frank J. Bauer           1990      82      President of Frank Bauer Construction
                                           Company,  Inc.   Director of Tri City
                                           National Bank.

William N. Beres         2002      51      Independent    financial   consultant
                                           since January 2009.    Former   Chief
                                           Financial Officer  of Wisvest  LLC, a
                                           wholly owned  subsidiary of Wisconsin
                                           Energy  Corporation from January 1999
                                           through December  2008.   Former Vice
                                           President  of  Minergy  LLC, a wholly
                                           owned subsidiary of  Wisconsin Energy
                                           Corporation  from  May  2003  through
                                           December 2008. Member of the Board of
                                           Directors  for  Centerpoint   Wispark
                                           Land  Company LLC  from December 2004
                                           through December 2008.   Director  of
                                           Tri City National Bank.

Sanford Fedderly         1980      74      Retired     Registered    Pharmacist.
                                           Retired   President   of   Tri   City
                                           Pharmacy, Inc., Oak Creek, Wisconsin.
                                           Director of Tri City National Bank.

Scott D. Gerardin        2002      50      Senior Vice President,General Counsel
                                           and   Assistant    Secretary   of the
                                           Corporation   since   January   2005.
                                           Senior Vice  President  of  Tri  City
                                           National  Bank  since  2002,  General
                                          Counsel  of  Tri  City  National  Bank
                                          since 1992  and  Director of  Tri City
                                          National Bank.

William Gravitter        1980      80     President of Hy-View Mobile Home Park.
                                          Director of Tri City National Bank.

Christ Krantz            1980      84     President of Krantz Realty, Inc.  Vice
                                          President  and  Secretary of KRK, Inc.
                                          Member  of  Krantz  Partnership,  LLC.
                                          Director of Tri City National Bank.


Brian T. McGarry         2005      58     Retired   Vice   President of Tri City
                                          National  Bank.   Director of NDC LLC.
                                          Director of Tri City National Bank.

Robert W. Orth           1996      62     Executive   Vice   President   of  the
                                          Corporation and President  of Tri City
                                          National Bank since April 2008.  Prior
                                          to that,  Senior Vice President of the
                                          Corporation   (from 1996 to 2008)  and
                                          Executive Vice President  of Tri  City
                                          National  Bank  (from  1996 to  2008).
                                          Director of Tri City National Bank.

Ronald K. Puetz          1988      60     Chairman  of  the  Board,    President
                                          and  Chief  Executive  Officer  of the
                                          Corporation since April 2008,Executive
                                          Vice President of the Corporation from
                                          2000  through  April  2008  and Senior
                                          Vice President of the Corporation from
                                          1990 to 2000.  Chairman and CEO of Tri
                                          City  National  Bank since April 2008.
                                          Prior  to that,  President of Tri City
                                          National  Bank  (from  2000 to  2008).
                                          Vice  President  and Treasurer of NDC,
                                          LLC. Director  of  Tri  City  National
                                          Bank.

Agatha T. Ulrich         1999      80     Chairman  and  Director  of  NDC, LLC.
                                          Director of Tri City National Bank.

David A. Ulrich, Jr.     1997      48     Retired Vice President and Director of
                                          Mega Marts,Inc. Retired Vice President
                                          of  NDC,   Inc.  Director  of NDC LLC.
                                          Director of Tri City National Bank.

William J. Werry         1980      82     Retired  Unit  President  of  Tri City
                                          National Bank.   Director  of Tri City
                                          National Bank.

Scott A. Wilson          1990      62     Executive    Vice   President,   Chief
                                          Financial  Officer,   Secretary    and
                                          Treasurer  of  the  Corporation  since
                                          April 2008.  Senior Vice President and
                                          Secretary of the Corporation from 1990
                                          to  2008.   Various positions with Tri
                                          City National Bank(including Executive
                                          Vice  President,  Secretary,  Director
                                          and Treasurer) since 1990.

There is a family relationship between several of the nominees for directorship. Mr. Ulrich is Mrs. Ulrich's son, Mr. Bauer is Mrs. Ulrich's brother and Mr. McGarry is Mrs. Ulrich's son-in-law.

Messrs. Gerardin, Orth, Puetz and Wilson are the only executive officers of the Corporation. Each of their ages, positions and offices with the Corporation and period during which he has served as such are as set forth in the above table.

All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified.

DIRECTORS' FEES AND BENEFITS

Non-employee directors of the Corporation receive $300 for each general Board meeting of the Corporation attended, $1,500 for each general Board meeting of Tri City National Bank attended, plus a $15,000 annual retainer. In addition, Messrs. Gravitter, Fedderly, Krantz and McGarry receive annual compensation of $17,900, $12,150 $5,600, and $5,600, respectively for their service on the Executive Committee. Non-employee members of the loan committee receive compensation of $500 per meeting attended, except for the Chairman, who receives $750 per meeting attended. Non-employee members of the audit committee receive compensation of $250 per meeting attended, except the Chairman, who receives annual compensation of $10,000. Non-employee members of the CRA/compliance committee receive compensation of $250 per meeting attended. None of the directors receive any stock options or other equity compensation for their service as a director or on any particular committee.


None of the Corporation's inside directors (directors who are also officers of the Corporation) received any compensation for their service on the Corporation's Board. The following table sets forth information regarding the aggregate fees paid to each of the Corporation's outside directors during 2008.



                                                       Fees Earned
                                                     or Paid in Cash
               Name                                        ($)
               ----                                  ---------------
          Frank J. Bauer                                 $24,000

          William N. Beres                                35,000

          Sanford Fedderly                                39,150

          William Gravitter                               43,900

          Christ Krantz                                   32,300

          Brian T. McGarry                                28,700

          Agatha T. Ulrich                                24,000

          David A. Ulrich, Jr.                            24,750

          William J. Werry                                27,000

All of the directors except Messrs. Gerardin, Orth, Puetz, Wilson and Werry are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Fedderly, Gravitter, Krantz, McGarry and Puetz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 2008, the Executive Committee held no meetings. The Corporation has an Audit Committee composed of independent directors. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this proxy statement.

The Board of Directors has not appointed a nominating committee. The review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. Due to the infrequent turnover in the Board, the Board has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. No nominating committee charter has been adopted by the Board of Directors serving in their capacity as a committee of the whole.

The Board of Directors does not have a formal process for considering nominees whose names are submitted to it by shareholders because it believes that the informal consideration process has been adequate given the historical absence of shareholder nominations or proposals. If shareholders were to recommend nominees for directors, the full Board of Directors would consider such persons. Shareholders are entitled to nominate persons from the floor at the annual meeting, but it is intended that the proxies solicited with the proxy statement will be voted for the slate of the thirteen persons listed in the table above as nominees to the Board of Directors.


The Board of Directors has generally identified nominees based upon suggestions by non-management directors, management members and/or shareholders. The Board of Directors considers factors important for potential members of the Board, including the individual's integrity, general business background and experience, experience with the banking industry, and the ability to serve on the Board of Directors. The Board of Directors does not evaluate proposed nominees differently based upon who made the proposal.


The Board of Directors does not have a compensation committee, because compensation of the executive officers of the Corporation is reviewed by the Board serving as a committee of the whole. The Board of Directors believes that each of the Board members should have input into the compensation of the Corporation's executive officers and, because the Corporation's compensation system is not complex, does not believe it is necessary to seek the recommendations of a separate compensation committee. The Board does not operate under any formal written charter in its capacity as a committee of the whole. The duties of the Board in its capacity as the Corporation's compensation committee include the review and approval of the salaries and other compensation of the Corporation's executive officers, which are recommended to the Board by the Corporation's President. The Board did not retain the services of any compensation consultants in carrying out its duties during 2008.


The Board of Directors held five meetings during 2008. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 2008. Directors are encouraged to attend the annual meeting of shareholders, but the Corporation has not adopted a formal policy requiring attendance at the annual meeting. All of the incumbent directors attended the 2008 annual meeting of shareholders.


The Board of Directors currently does not have a formal process for shareholders to send communications to the Board because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, shareholders wishing to communicate with the Board of Directors or nominate a candidate for election to the Corporation's Board of Directors may contact Ronald K. Puetz, Chairman of the Board, c/o Tri City Bankshares Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154.


                          REPORT OF THE AUDIT COMMITTEE


The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A to this Proxy Statement. The current members of the Audit Committee, all of whom are non-employee directors, are Messrs. Beres (Chair), Fedderly and Krantz. All of the members of the Audit Committee are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. The Board of Directors has determined that it currently has one audit committee financial expert, Mr. Beres, serving on its Audit Committee.


Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 and the auditors' independence from management and the Corporation. The Audit Committee has received the written disclosures and the letter from Virchow, Krause & Company, LLP ("Virchow Krause") required by the Independence Standards Board Standard No. 1 and has discussed with Virchow Krause the firm's independence.

The Audit Committee discussed with the Corporation's internal and independent auditors the overall scopes and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held four meetings during fiscal 2008.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended 2008 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have not made a decision on the selection of the Corporation's independent auditors for the year ending December 31, 2009.

William N. Beres, Audit Committee Chair
Sanford Fedderly, Audit Committee Member
Christ Krantz, Audit Committee Member

March 27, 2009

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


The following table shows cash and non-cash compensation for the years ended December 31, 2008 and 2007 for each person who served as the Corporation's principal executive officer during 2008 and the Corporation's two most highly compensated executive officers (other than the principal executive officer) who were serving as executive officers at the end of 2008.



                                                                  Annual
                                                     Base          Cash          All Other
                  Name                              Salary        Bonus        Compensation            Total

       and Principal Position(1)         Year         ($)          ($)               ($)(2)             ($)
       -------------------------         ----       -------    -----------   ----------------------   -----

   Henry Karbiner (3)                    2008       101,893         0               0                 101,893
   President and Chief Executive         2007       476,612       33,256          11,250              521,118
   Officer and Treasurer

   Ronald K. Puetz,                      2008       391,975       23,351          11,500              426,826
   President and Chief Executive         2007       308,915       21,553          11,250              341,718
   Officer

   Robert W. Orth,                       2008       311,075       18,550          11,500              341,125
   Executive Vice President              2007       256,800       17,976          11,250              286,026

   Scott A. Wilson,                      2008       287,575       16,082          11,500              315,157
   Executive Vice President, CFO         2007       249,615       17,402          11,250              278,267
   and Treasurer


(1) Positions with the Corporation at December 31, 2008 and for the year indicated.
(2) All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.
(3)  Mr. Karbiner passed away March 6, 2008.



PLAN-BASED AWARD GRANTS IN LAST FISCAL YEAR

The Corporation does not maintain a stock option or any other equity-based incentive program, and therefore did not award any stock options to its executive officers as part of its overall compensation program in 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The Corporation does not maintain a stock option or any other equity-based incentive program, and therefore there were no shares of the Corporation's common stock subject to outstanding equity awards that were unexercised or that had not yet vested at December 31, 2008.

2008 OPTION EXERCISES AND STOCK VESTED

The Corporation does not maintain a stock option or any other equity-based incentive program, and therefore there were no stock option awards exercised by any executive officer of the Corporation in 2008, nor were there any shares acquired upon the vesting of any restricted stock awards.

PENSION BENEFITS

The Corporation does not maintain any pension benefit plans for its officers or directors that would otherwise be disclosable in these proxy materials.

2008 NONQUALIFIED DEFERRED COMPENSATION

The Corporation did not maintain any nonqualified deferred compensation plan for the benefit of any of its executive officers as of December 31, 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

None of the executive officers of the Corporation has any arrangement that provides for severance payments. Additionally, none of the executive officers of the Corporation is entitled to payment of any benefits upon a change-in-control of the Corporation.

AGREEMENTS WITH EXECUTIVE OFFICERS

The Corporation does not have any employment agreements with any of its executive officers.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The  following  members  of  the  Board  of  Directors,   which  serves  as  the
Corporation's Compensation Committee are officers of the Corporation and its banking subsidiary:

Ronald K. Puetz                            Robert W. Orth
Scott A. Wilson                            Scott D. Gerardin


In addition, Brian T. McGarry and William J. Werry formerly served as officers of the Corporation's banking subsidiary.


                  LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 2008 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.


Mrs. Agatha T. Ulrich, director of the Corporation, is a principal member of a limited liability company that owns buildings occupied by the Corporation's central office in Oak Creek, and a Tri City National Bank branch office located in Milwaukee. The central office building lease has a term through 2011 and the branch office has a lease with a term through 2010. The annual rent for 2008 paid in connection with both of the aforementioned leases was $290,536. Rent is subject to adjustment based on increases in the consumer price index. Pursuant to the central office lease only, the Corporation is also obligated to pay its proportionate share of property taxes, insurance and maintenance costs associated with the building.

Disinterested members of the Board of Directors must approve, in advance, all transactions with related parties. Such transactions must be on substantially the same terms as those prevailing at the time with other individuals or companies. In accordance with applicable banking regulations, including Regulation O promulgated by the Federal Reserve Board, the Board of Directors reviews any loan made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of the Corporation's capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

                                 OTHER BUSINESS

The Board of Directors knows of no other business, which may come before the annual meeting. In the event that any other business not known or determined at this time does properly come before the meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.

                                VOTING OF PROXIES

The presence in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the record date is required for a quorum with respect to the matters on which action is to be taken at the annual meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum.

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the proxy statement.


Directors are elected by a plurality of the votes cast by holders of the Corporation's Common Stock entitled to vote at a meeting at which a quorum is present. In other words, the thirteen nominees who receive the largest number of votes will be elected as directors. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect in the election of directors. Similarly, any votes attempted to be cast "against" a nominee will have no effect in the election.


                              INDEPENDENT AUDITORS


The Corporation engaged Virchow, Krause & Company, LLP ("Virchow Krause") to audit the Corporation's financial statements for the year ended December 31, 2008. During the year ended December 31, 2008, the Corporation did not consult with Virchow Krause regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. The Audit Committee and the Board have not made a decision on the selection of the Corporation's independent auditors for the year ended December 31, 2009.


Audit Fees. The aggregate fees billed for audit services rendered by Virchow Krause in 2008 and 2007 totaled $108,850 and $92,700 respectively. Services in this category for 2008 and 2007 consisted of:

     o    Audits of the annual consolidated financial statements;
     o Reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q;
     o Services associated with registration statements, periodic reports and other documents filed with the Securities and Exchange Commission.


Audit-Related Fees. The aggregate fees billed in 2008 and 2007 for assurance and related services provided by Virchow Krause that are reasonably related to the performance of the audit or review of the Corporation's financial statements totaled $15,620 and $16,075, respectively. Services in this category in 2008 and 2007 consisted primarily of:

     o    Financial statement audits of the Corporation's employee benefit plan;
          and
     o    Agreed-upon procedures reports related to an educational loan program.


Tax Fees. The aggregate fees billed in 2008 and 2007 for professional services rendered by Virchow Krause, for tax compliance, tax advice and tax planning, totaled $9,838 and $13,000 respectively. Services in this category in 2008 and 2007 consisted primarily of:

     o Tax planning and other non-compliance consultation, including tax audit assistance; and
     o    Tax compliance, including federal and state tax return preparation.

All Other Fees. There were no fees billed in 2008 and 2007 for other professional services provided by Virchow Krause.

The Audit Committee has considered whether the provision of other non-audit services is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

Representatives of Virchow Krause are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee pre-approves all audit and allowable non-audit services provided by the independent auditors.

                              SHAREHOLDER PROPOSALS


To be included in the Corporation's proxy statement for its 2010 Annual Meeting of Shareholders, proposals by shareholders sought must be received by the Corporation no later than January 8, 2010. The Corporation's By-Laws currently do not restrict shareholders from making proposals or director nominations at the annual meeting.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and 10% shareholders to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership of stock in the Corporation. Copies of these reports must also be furnished to the Corporation. Based solely on a review of these copies, the Corporation believes that during 2008, its officers, directors and 10% shareholders complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                                    FORM 10-K


A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K WHICH AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2008 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 24, 2009 RECORD DATE BY WRITTEN REQUEST TO SCOTT A. WILSON, SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.


By Order of the Board of Directors

/S/Scott A. Wilson

Scott A. Wilson, Secretary
Oak Creek, Wisconsin

May 8, 2009


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, PLEASE COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

Appendix A







                         TRI CITY BANKSHARES CORPORATION

                             AUDIT COMMITTEE CHARTER



NAME

There shall be a committee of the Board of Tri City Bankshares Corporation (the "Bank") which shall be called the Tri City Bankshares Audit Committee (the "Audit Committee"). This Charter shall govern operations of the Audit Committee.

PURPOSE

The  Audit  Committee  shall  be  directly   responsible  for  the  appointment,
compensation and oversight of the Bank's independent Certified Public Accounting Firm ("CPA Firm") and shall assist the Board in monitoring:

     1)   the integrity of the Bank's financial statements.

     2)   the Bank's compliance with legal and regulatory requirements.

     3)   the performance of the Bank's internal audit function.

MEMBERSHIP/OPERATION

The Audit Committee shall

     1) Be appointed by the Board at least annually and serve until replaced by the Board.

     2) Consist of at least three members of the Board one of whom shall be appointed by the Board as Chairman of the Audit Committee and all of whom are:

          a)   Independent from material relationships with management.

          b) Not paid any consulting, advisory or compensatory fee from the Bank other than director's or Committee fees.

          c) Financially literate (or become financially literate within a reasonable period of time after appointed to the Committee).

     3) Have at least one member who is a financial expert who through education and experience as a Certified Public Accountant, principal financial officer or controller:

          a)   understands   generally   accepted   accounting   principles  and
               financial statements,

          b)   has experience in preparing or auditing financial statements,

          c)   has experience with internal accounting controls,

          d)   understands Audit Committee functions.

     4) Determine its own rules of procedures subject to this Charter and the Bylaws of the Bank.

     5) Reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     6) Meet periodically with management, internal auditors and the CPA Firm to further its purpose.

     7) Retain such special legal or accounting consultants as it deems necessary to advise the Committee and carry out its duties.

RESPONSIBILITIES

The primary responsibilities of the Audit Committee are the appointment and supervision of the CPA Firm including:

     1) Pre-approval of all engagements including audit and permitted non-audit services. The Committee may delegate such pre-approval authority to one or more of its members who shall report any granted pre-approvals to the full Audit Committee at its next regularly scheduled meeting.

     2) Require the CPA Firm to issue its audit report directly to Audit Committee.

     3)   Evaluate and, if appropriate, replace CPA Firm.

     4)   Review the independence of CPA Firm.

The Audit Committee, to the extent it deems necessary or appropriate shall:

     1)   Review and discuss with  management and the CPA Firm the Bank's annual
          audited   financial   statements,   including   disclosures   made  in

          "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board whether any further explanation or disclosures should be made with the audited financial statements included in the Bank's Form 10-K.

     2) Review and discuss with management and the CPA Firm the Bank's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" or similar disclosures, prior to the filing of its Form 10-Q, including the results of the CPA Firm's reviews of the quarterly financial statements. The chair of the Committee may represent the entire Committee for purposes of this interim review and discussion.

     3) Review and discuss with management, internal auditors, and the CPA Firm, as applicable:

          a)   Major  issues  regarding  accounting   principles  and  financial
               statement presentations, including any significant changes in the Bank's selection or application of accounting principles.

          b) The adequacy of the Bank's internal controls and any special audit steps adopted in light of material control deficiencies.

          c) Analyses prepared by management or the CPA Firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

          d) Any management letter provided by the CPA Firm and the Bank's response to the letter.

          e) Any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the CPA Firm's activities or on access to requested information and management's response thereto.

          f) The effect of regulatory and accounting initiatives on the financial statements of the Bank.

     4) Discuss with management the Bank's major financial risk exposure and the steps management has taken to monitor and control such exposures, including the Bank's risk assessment and risk management policies.

     5) Obtain and review a report from the CPA Firm at least annually regarding:

          a)   The CPA Firm's internal quality-control procedures.

          b) Any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the CPA Firm.

          c)   Any steps taken to deal with any such issues.

          d)   All relationships between the CPA Firm and the Bank.

          e) Evaluation of the qualifications, performance, and independence of the CPA Firm, including a review and evaluation of the lead partner of the CPA Firm and taking into account the opinions of management and the Bank's internal auditors.

          f) Ensuring that the lead audit partner of the CPA Firm and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the CPA Firm itself.

     6)   Discuss with the CPA Firm:

          a)   Any  communications  between the audit team and the audit  firm's
               national  office   respecting   auditing  or  accounting   issues
               presented by the engagement.

          b) Any accounting adjustments that were noted or proposed by the CPA Firm that were passed (as immaterial or otherwise).

          c)   The   internal    audit    department   and   its   audit   plan,
               responsibilities, budgeting and staffing.

     7)   Establish procedures for:

          a) The receipt, retention, and treatment of complaints received by the Bank regarding accounting, internal accounting control or auditing matters.

          b)   The confidential,  anonymous  submission by employees of the Bank
               of  concerns  regarding   questionable   accounting  or  auditing
               matters.

     8) Review disclosures made by the Bank's principal executive officer or officers and principal financial officer or officers regarding the compliance with their certification obligation as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Bank's disclosure controls and procedures and internal controls for financial reporting and evaluation thereof.

     9) Review any reports of the CPA Firm mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtained from the registered CPA Firm any information with respect to illegal acts in accordance with Section 10A.

     10) Ensure that the Bank maintains an effective internal audit function that:

          a)   Has adequate staff and compensation.

          b)   Is independent and has authority.

          c) Reports directly (though not exclusively) to the Audit Committee its findings from completed internal audits and progress reports on proposed audit plan.

     11)  Obtain reports regarding:

          a)   Insider transactions from management.

          b) Correspondence with regulators, governmental agencies or other outside third parties.

          c) Legal issues having a material impact on the Bank's financial statements or its compliance and reporting policies from the Bank's law firm.

     12) At its discretion to request that management, the internal auditors or the CPA Firm undertake special projects which the Audit Committee deems necessary to fulfill its responsibilities.

LIMITATIONS OF AUDIT COMMITTEE'S ROLES

While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Bank's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the CPA Firm.

               PROXY     Tri City Bankshares Corporation      PROXY
                         Annual Meeting - June 10, 2009
           This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints William Gravitter and Ronald K. Puetz and each of them, with full power to act without the other and with full power in each to appoint his substitute or substitutes, as the undersigned's proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a
Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 10, 2009 at 9:30 a.m., and at any adjournment or adjournments of said meeting, on the following matters:

1. Election of Directors :
    FOR all nominees listed below     |_|          WITHHOLD AUTHORITY     |_|
    (or their substitutes if any nominees          To  vote  for  all   nominees
    shall be unable to stand for election)         listed below


 FRANK J. BAUER, WILLIAM N. BERES, SANFORD FEDDERLY, SCOTT D. GERARDIN, WILLIAM
  GRAVITTER, CHRIST KRANTZ, BRIAN T. McGARRY, ROBERT W. ORTH, RONALD K. PUETZ,
    AGATHA T. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

(INSTRUCTION:  To withhold authority to vote for any individual  nominee,  write that nominee's name in the space provided below.)

                                     (Over)



-------------------------------------------------------------------------------





       The Board of Directors recommends a vote FOR each of the nominees.

2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES.


                               Date                                       , 2009
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                               Please  sign  exactly  as  name  appears  hereon.
                               For  joint  accounts,  all  owners  should  sign.
                               Executors,   Administrators,    Trustees,   etc.,
                               should so indicate when signing.